[EATON VANCE    Investing
LOGO APPEARS
HERE]           for the

                21st

                Century
                                                        [PHOTO OF EARTH
                                                        APPEARS HERE]





     Annual Report August 31, 1997



                                      EV
                                                                        MARATHON
     [PHOTO OF FOREST              MARATHON
     APPEARS HERE]
                                   WORLDWIDE

                                  DEVELOPING

                                RESOURCES FUND




                                  Eaton Vance
                     Global Management-Global Distribution






              [PHOTO OF OIL
              RIGS APPEARS
              HERE]

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

LETTER TO SHAREHOLDERS

[PHOTO APPEARS HERE]

During the year ended August 31, 1997, EV Marathon Worldwide Developing Resources Fund had a total return of -14.5%./1/ This return resulted from a decrease in net asset value to $15.57 per share on August 31, 1997 from $21.58 per share on August 31, 1996 and the reinvestment of $3.335 per share in capital gains distributions. By comparison, the average total return for mutual funds in the Lipper Natural Resource Funds Category was 23.3% during this period.*

While the economic environment in the past year has helped push stock prices to new highs...

Over the past year, the sustained growth of the U.S. economy and low inflation have produced a near-perfect investment environment in which prices of large capitalization stocks have soared to record levels. An increase in volatility has accompanied higher stock valuations, however. Within a six-week period in March and April, the S&P 500 Index declined almost 10% and then fully recovered to reach new record highs. In August, the S&P 500 declined almost 7% but again recovered this loss by the end of September.*

Short-term interest rates rose on March 25 when the Federal Reserve raised the Fed Funds Rate 0.25% to 5.50%. Long-term bonds sold off in the first quarter but rallied in the second and third quarters when inflation fears were quelled. From a peak of over 7% at the end of March, the yield on the 30-year Treasury bond has generally trended downward, reaching a level of 6.23% on July 30 before closing the period at 6.61% on August 29. By reducing the cost of borrowing, lower interest rates have fueled mergers and acquisitions activity and increased corporate profitability -- both of which have contributed to stock gains.

 ...There has been a worldwide correction in natural resource stocks...

After several years of above-average annual returns, culminating in an outstanding year in 1996, natural resource stocks corrected severely in the early spring of 1997. Since then, however, many have recovered in price. While volatility in the stock market -- or in specific sectors of the market -- can be disconcerting, Eaton Vance recognizes that it is a normal and even healthy part of the investment process, and that it is always important to take a long-term view. In the pages that follow, Co-Portfolio Managers William D. Burt and Barclay Tittmann discuss the past 12 months and offer their outlook for the months ahead.
                             Sincerely,

                             /s/ James B. Hawkes

                             James B. Hawkes,
                             President
                             October 7, 1997


--------------------------------------------------------------------------------
Sector Distribution/2/
-----------------------------------------
As a percentage of total net assets

[PIE CHART APPEARS HERE]

Oil & Gas              40.6%
Gold                   25.4%
Metals                 13.6%
Minerals                2.6%
Paper & Forest          0.5%
Commercial Paper       10.8%
Warrants                2.6%
Other                   3.9%

Ten Largest Equity Holdings/3/
-----------------------------------------
As a percentage of total net assets
American Exploration Co.             3.2%
Anadarko Petroleum                   2.5%
Crystallex International             2.4%
Coho Energy                          2.3%
Ranger Oil Ltd.                      2.3%
Arakis Energy Corp.                  2.3%
Cairn Energy USA                     2.2%
Harcor Energy                        2.2%
Petsec Energy                        2.2%
Etruscan Enterprises Ltd.            2.1%

/1/This return does not include the maximum applicable 5% contingent deferred sales charge (CDSC). Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/2/Sectors are as of 8/31/97 and may not be representative of the Portfolio's current or future investments. Equity sectors accounted for 82.7% of the Portfolio's total investments, determined by dividing the total market value of the holdings by the total net assets.
/3/Ten largest equity holdings are as of 8/31/97 and may not be representative of the Portfolio's current or future investments. Holdings accounted for 23.6% of the Portfolio's total investments, determined by dividing the total market value of the holdings by the total net assets.
 * It is not possible to invest directly in an index, average, or Lipper
   Category.

--------------------------------------------------------------------------------
    Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION



An interview with William D. Burt and Barclay Tittmann, Co-Portfolio Managers of the Worldwide Developing Resources Portfolio.

[PHOTO APPEARS HERE]

William D. Burt,
Co-Portfolio Manager

Q: Bill, the past year has been a turbulent one for the oil & gas industries. Can you outline the major events that occurred during this period?

A: Mr. Burt: Beginning last winter, energy stocks were in an optimal period, performing well through the end of the year and into January as oil and gas commodity prices rose. From that January high point, energy stock prices began to decline across the board, reaching a low in April. We held our core positions through this correction and added stocks at advantageous prices. From that low point, however, the sector has almost fully recovered.

     This correction, ending in the second quarter of 1997, reflected a major change in sentiment toward the smaller petroleum companies in particular. First, petroleum stocks had become fully, if not speculatively, valued early in 1997. Then, with some notable exploration or operating failures of prominent companies, investors became acutely aware of the associated risks of the energy sector. Accordingly, I trimmed back on several of the Fund's smaller market capitalization holdings and tightened our requirements for such small companies. We still very much like the "new" small company yet uninstitutionalized, but we are imposing stricter standards of valuation and quality.

[PHOTO APPEARS HERE]

Barclay Tittmann,
Co-Portfolio Manager

Q:   Barclay, how would you summarize the year in the gold and metals sectors?

A: Mr. Tittmann: There were two events that weighed heavily on the gold sector during the last 12 months. The first was an increase in gold selling by central banks around the world, and, in particular, the announcement by the central bank of Australia that they had sold a large portion of their gold. Australia is a natural resource economy and is home to many gold-producing companies, so the central bank's decision to sell was a psychological shock to the gold market. Offsetting the oversupply of gold was a significant increase in demand, primarily driven by a big market for jewelry in developing countries like India. However, the rise in demand was not enough to counteract central bank selling and the price of gold recently reached a 12-year low.

     The second major event affecting the price of gold was the Bre-X scandal. Until this enormous hoax was discovered, Bre-X was touted

--------------------------------------------------------------------------------
             The decline in gold prices began in the fall of 1996...

                             Monthly Price of Gold
                       October, 1995 -- September, 1997*

                           [LINE GRAPH APPEARS HERE]

10/02/95               383.25
11/01/95               381.95
12/01/95               386.20
01/02/96               389.15
02/01/96               409.10
03/01/96               398.35
04/01/96               394.20
05/01/96               392.30
06/03/96               390.70
07/01/96               381.55
08/01/96               386.25
09/03/96               386.60
10/01/96               378.65
11/01/96               377.60
12/02/96               370.75
01/02/97               366.55
02/03/97               344.30
03/03/97               362.15
04/01/97               350.00
05/01/97               339.25
06/02/97               343.90
07/01/97               333.70
08/01/97               324.10
09/02/97               322.40

*London Gold P.M. Fixing Price
 Prices as of first trading day of each month

                      ...While oil prices began to decline
                               in January, 1997...

                             Monthly Price of Oil
                       October, 1995 -- September, 1997*

                           [LINE GRAPH APPEARS HERE]

10/02/95                17.63
11/01/95                17.68
12/01/95                18.43
01/02/96                19.83
02/01/96                17.78
03/01/96                18.48
04/01/96                22.28
05/01/96                20.83
06/03/96                19.83
07/01/96                21.53
08/01/96                21.03
09/03/96                23.38
10/01/96                24.13
11/01/96                23.03
12/02/96                24.80
01/02/97                25.68
02/03/97                24.15
03/03/97                20.25
04/01/97                20.83
05/01/97                19.93
06/02/97                21.10
07/01/97                20.13
08/01/97                20.28
09/02/97                19.73

*Texas Spot Crude Oil Price (per barrel)
 Prices as of first trading day of each month

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


     as the shining example of how investors could make great profits in the exploration sector. The company's stock was trading at $1.00 or so when they made the "discovery," and at one point it reached nearly $300. Of course, it is now worthless. It was supposed to be the biggest gold find of the 20th century and, as we now know, turned out to be a classic case of systematic fraud. That had a huge psychological effect on all exploration stocks across the board. The market punished these companies severely and indiscriminately - even ones with sound reputations, good financials, and proven findings - and a good many lost 50% to 80% of their value practically overnight. This is a major reason for the poor performance of this Fund and others like it since then. The market did stabilize in July, and during August the Fund outperformed the S&P 500 by about 6%.

Q: Barclay, how long do you think the Bre-X scandal will affect the price of gold mining stocks?

A: Mr. Tittmann: The psychological effect of Bre-X will probably continue until we have a few - or even just one - major gold find that is legitimate. A small company which accomplishes this should generate a great deal of excitement in the stock market, which would probably be enough to make investors realize that Bre-X was an aberration. In 1996 we had several such finds, and it helped the market tremendously. The next big one should have the same positive effect and should go a long way in helping erase the bad memories of Bre-X. An acquisition of a small company at a big premium would also help, as would a significant rally in the price of gold.

Q:   Barclay, what are the major factors determining the price of gold?

A: Mr. Tittmann: As a commodity, gold is governed by the same laws of supply and demand as any other commodity. It happens that annual production from all the world's gold mines is sufficient for only about 80% of annual demand, mostly for jewelry. Therefore every year the shortfall has to be made up by selling from holders of gold, who are primarily central banks. Now the banks have a very large reserve relative to annual demand, and therefore the supply part of the equation is determined by central bank willingness to sell. In recent years the pace of central bank selling has been picking up as more and more governments are questioning the economics of holding gold, and therefore the price of gold has been flat or down. All this makes predicting the price of gold extremely difficult, if not impossible.

Q: Bill, the Fund is now heavily invested in oil and gas stocks. What is your current outlook for these sectors?

A: Mr. Burt: I am generally optimistic. I see general stability in the oil and gas markets, with oil prices plus or minus $20/barrel for the next several months. For natural gas, the fundamentals have improved. North American natural gas drilling has increased substantially this year, but natural gas production is up only slightly. Companies are investing aggressively to increase natural gas production, but inventories and supplies are still very tight. Spot prices are therefore high, which has benefited companies held in the Fund. Shortly, as we enter winter, we will reassess company valuations and market dynamics and determine if we need to trim back any holdings.

Q: Bill, there appears to be a consolidation occurring in the oil exploration sector. Can you comment on this?

A: Mr. Burt: There has been a tremendous amount of merger activity in North America, primarily as a result of two developments. First, commodity prices are higher, resulting in an increased cash flow for acquiring companies and increasing lender confidence as well. Second, interest rates are low, which is fueling mergers and acquisitions activity generally. Acquisitions in the resource sector

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

MANAGEMENT DISCUSSION CONT'D


     make sense because companies reach a point where it is better to invest money in other companies which have active projects than to continue investing in new projects where success is less certain. Our biggest holding is the combination of Cairn Energy and Meridian Resources. We bought Cairn as an independent operating company on its cheap valuation. Its acquisition by Meridian has been a real positive for the Fund.

Q: Bill, are there any recent additions in the oil and gas sectors that you would like to comment on?

A: Mr. Burt: Surely. Petsec, a recent addition, is an Australian company with most of its assets and fast-growing operations in the Gulf of Mexico. This is a classic case of a smallish company in the process of being discovered by investors. Pease Oil and Gas, which was added earlier in the year, is a small but highly leveraged producer based in the southern U.S. Probe, a Canadian exploration company, has recently purchased several valuable properties from Imperial Oil and has appreciated several hundred percent this year alone. Finally, we took a 2% position in Meridian Resources which appreciated nicely as a result of the rise in natural gas prices and its advantageous upcoming merger with Cairn Energy.

Q:   Barclay, how about in the gold or metals sectors?

A: Mr. Tittmann: We recently added Oregon Metallurgical, a titanium company, to take advantage of increasing activity in the aerospace manufacturing industry. The stock was very inexpensive due to temporary setbacks, and our analysis indicated it was undervalued. Another new holding is Breakwater Resources, a Canadian company which is the fourth largest zinc producer in the world. Breakwater has had terrific growth through acquisition and through a New Brunswick mine that they helped make profitable. Zinc should be one of the better performing base metals over the next few years, as it is no longer in oversupply. Strengthening demand in its two main markets automotive manufacturing and construction, where it is used for galvanizing metal - could cause shortages.

Q: This Fund has an excellent long-term track record. Do the current market conditions portend a buying opportunity, and/or a good time to start dollar cost averaging?

A: Both: Without question. We have recently seen significant investments in natural resource stocks - particularly by large investors in Europe. With prices down, and with some volatility in the prices of resource stocks, making investments at regular intervals through dollar cost averaging also makes a great deal of sense. Many of the small companies that we currently own have significant potential, to the tune of providing returns of several times. Not all of them will realize their potential, and, of course, past performance is no guarantee of future results, but even if a few do it would certainly be worthwhile for this Fund's shareholders.

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

FUND PERFORMANCE

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the S&P 500, and the Consumer Prices Indexes*

                           [LINE GRAPH APPEARS HERE]

                EV Marathon Worldwide
  Date        Developing Resources Fund        S&P 500 Index       CPI
--------      -------------------------        -------------    ---------
10/31/87              $10,000                     $10,000        $10,000
11/30/87              $10,230                      $9,147        $10,009
12/31/87              $10,990                      $9,901        $10,009
 1/31/88              $10,187                     $10,301        $10,035
 2/28/88              $10,899                     $10,732        $10,061
 3/31/88              $11,592                     $10,464        $10,104
 4/30/88              $11,723                     $10,563        $10,156
 5/31/88              $11,723                     $10,596        $10,191
 6/30/88              $12,307                     $11,157        $10,234
 7/31/88              $12,155                     $11,097        $10,278
 8/31/88              $11,680                     $10,669        $10,321
 9/30/88              $11,539                     $11,193        $10,390
10/31/88              $11,863                     $11,483        $10,425
11/30/88              $11,945                     $11,266        $10,434
12/31/88              $12,070                     $11,534        $10,451
 1/31/89              $12,926                     $12,354        $10,503
 2/28/89              $13,062                     $11,997        $10,546
 3/31/89              $13,082                     $12,350        $10,607
 4/30/89              $13,249                     $12,969        $10,676
 5/31/89              $12,768                     $13,424        $10,737
 6/30/89              $12,716                     $13,438        $10,763
 7/31/89              $13,304                     $14,625        $10,789
 8/31/89              $14,155                     $14,852        $10,807
 9/30/89              $14,188                     $14,875        $10,841
10/31/89              $13,830                     $14,500        $10,893
11/30/89              $14,515                     $14,740        $10,919
12/31/89              $14,923                     $15,178        $10,937
 1/31/90              $14,541                     $14,133        $11,049
 2/28/90              $14,656                     $14,254        $11,101
 3/31/90              $14,574                     $14,718        $11,162
 4/30/90              $13,657                     $14,323        $11,180
 5/31/90              $14,574                     $15,640        $11,206
 6/30/90              $14,075                     $15,640        $11,266
 7/31/90              $15,194                     $15,559        $11,310
 8/31/90              $14,681                     $14,091        $11,414
 9/30/90              $14,190                     $13,501        $11,509
10/31/90              $12,775                     $13,411        $11,578
11/30/90              $12,670                     $14,214        $11,605
12/31/90              $13,271                     $14,705        $11,605
 1/31/91              $12,944                     $15,315        $11,674
 2/28/91              $13,911                     $16,346        $11,691
 3/31/91              $13,851                     $16,833        $11,709
 4/30/91              $13,669                     $16,839        $11,726
 5/31/91              $14,093                     $17,488        $11,761
 6/30/91              $14,105                     $16,796        $11,795
 7/31/91              $14,457                     $17,550        $11,813
 8/31/91              $13,971                     $17,894        $11,847
 9/30/91              $13,571                     $17,694        $11,899
10/31/91              $14,302                     $17,903        $11,917
11/30/91              $13,498                     $17,117        $11,951
12/31/91              $14,130                     $19,166        $11,960
 1/31/92              $14,753                     $18,784        $11,977
 2/28/92              $14,753                     $18,964        $12,021
 3/31/92              $14,229                     $18,684        $12,082
 4/30/92              $14,454                     $19,205        $12,099
 5/31/92              $14,866                     $19,223        $12,116
 6/30/92              $15,042                     $19,040        $12,160
 7/31/92              $15,367                     $19,789        $12,186
 8/31/92              $14,979                     $19,314        $12,220
 9/30/92              $14,853                     $19,639        $12,255
10/31/92              $14,715                     $19,681        $12,298
11/30/92              $14,364                     $20,276        $12,316
12/31/92              $14,778                     $20,624        $12,307
 1/31/92              $14,878                     $20,769        $12,368
 2/28/93              $15,668                     $20,987        $12,411
 3/31/93              $16,031                     $21,522        $12,454
 4/30/93              $16,332                     $20,975        $12,489
 5/31/93              $16,796                     $21,451        $12,507
 6/30/93              $17,310                     $21,624        $12,524
 7/31/93              $17,648                     $21,508        $12,524
 8/31/93              $17,573                     $22,249        $12,559
 9/30/93              $16,595                     $22,180        $12,585
10/31/93              $17,347                     $22,611        $12,637
11/30/93              $17,285                     $22,319        $12,645
12/31/93              $18,556                     $22,693        $12,645
 1/31/94              $19,590                     $23,431        $12,680
 2/28/94              $18,609                     $22,727        $12,723
 3/31/94              $17,683                     $21,840        $12,767
 4/30/94              $17,576                     $22,092        $12,784
 5/31/94              $18,180                     $22,366        $12,793
 6/30/94              $18,019                     $21,933        $12,836
 7/31/94              $18,663                     $22,624        $12,871
 8/31/94              $19,375                     $23,475        $12,923
 9/30/94              $19,992                     $23,005        $12,958
10/31/94              $19,173                     $23,486        $12,966
11/30/94              $17,710                     $22,558        $12,984
12/31/94              $18,166                     $23,001        $12,984
 1/31/95              $17,226                     $23,560        $13,036
 2/28/95              $18,193                     $24,410        $13,088
 3/31/95              $19,455                     $25,234        $13,131
 4/30/95              $19,402                     $25,939        $13,174
 5/31/95              $20,194                     $26,881        $13,200
 6/30/95              $20,946                     $27,635        $13,226
 7/31/95              $22,006                     $28,513        $13,226
 8/31/95              $22,047                     $28,504        $13,261
 9/30/95              $21,523                     $29,824        $13,287
10/31/95              $20,167                     $29,676        $13,330
11/30/95              $21,442                     $30,894        $13,322
12/31/95              $22,120                     $31,614        $13,313
 1/31/96              $23,319                     $32,645        $13,391
 2/28/96              $24,375                     $32,872        $13,435
 3/31/96              $25,074                     $33,309        $13,504
 4/30/96              $27,443                     $33,756        $13,556
 5/31/96              $29,441                     $34,528        $13,582
 6/30/96              $26,216                     $34,800        $13,591
 7/31/96              $25,830                     $33,208        $13,617
 8/31/96              $30,797                     $33,833        $13,643
 9/30/96              $31,353                     $35,869        $13,686
10/31/96              $31,011                     $36,805        $13,729
11/30/96              $32,466                     $39,505        $13,755
12/31/96              $32,495                     $38,854        $13,755
 1/31/97              $32,790                     $41,236        $13,799
 2/28/97              $32,527                     $41,480        $13,842
 3/31/97              $29,127                     $39,902        $13,877
 4/30/97              $27,073                     $42,233        $13,894
 5/31/97              $28,338                     $44,706        $13,886
 6/30/97              $26,712                     $46,853        $13,903
 7/31/97              $25,956                     $50,513        $13,920
 8/31/97              $26,334                     $47,612        $13,946

Performance+
--------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------
One Year                                      -14.5%
Five Years                                     12.0
Life of Fund (10/21/87)                        10.3

SEC Average Annual Total Returns (including applicable
contingent deferred sales charge)
--------------------------------------------------------
One Year                                      -18.1%
Five Years                                     11.7
Life of Fund (10/21/87)                        10.3

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced 10/21/87. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, are worth more or less their original cost.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the Consumer Price Index, and the S&P 500 Stock Index, a broad-based, widely recognized, unmanaged index of 500 common stocks. The S&P 500 Index's total return does not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

  **This figure represents the Fund's performance including the Fund's applicable contingent deferred sales charge (CDSC) deducted at redemption as follows: 5% - 1st year; 5% - 2nd year; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

+ Returns are calculated by determining the percentage change in net asset value
  (NAV) with all distributions reinvested. SEC Returns reflect applicable contingent deferred sales charge (CDSC).

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of August 31, 1997
Assets
--------------------------------------------------------------------------------
Investment in Worldwide Developing Resources Portfolio, at value
    (Note 1A) (identified cost, $23,819,138)                     $  23,272,943
Receivable for Fund shares sold                                         95,575
Deferred organization expenses (Note 1E)                                 6,424
--------------------------------------------------------------------------------
Total assets                                                     $  23,374,942
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Dividends payable                                                $     669,109
Payable for Fund shares redeemed                                        11,844
Accrued expenses                                                        29,495
--------------------------------------------------------------------------------
Total liabilities                                                $     710,448
--------------------------------------------------------------------------------
Net Assets for 1,455,880 shares of beneficial interest
    outstanding                                                  $  22,664,494
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $  23,704,209
Accumulated net realized loss on investments (computed on the
    basis of identified cost)                                         (491,812)
Accumulated net investment loss                                         (1,708)
Net unrealized depreciation of investments (computed on the
    basis of identified cost)                                         (546,195)
--------------------------------------------------------------------------------
Total                                                            $  22,664,494
--------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption Price Per Share (Note 6)
--------------------------------------------------------------------------------
($22,664,494 / 1,455,880 shares of beneficial interest
    outstanding)                                                 $       15.57
--------------------------------------------------------------------------------

Statement of Operations

For the Year Ended
August 31, 1997
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Dividend income (net of foreign taxes, $1,466)                   $      36,124
Interest income                                                         54,403
Dividend income allocated from Portfolio (net of foreign
    taxes, $2,259)                                                      17,662
Interest income allocated from Portfolio                                15,365
Expenses allocated from Portfolio                                     (116,812)
--------------------------------------------------------------------------------
Total investment income                                          $       6,742
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 4)                                  $     119,433
Compensation of Trustees not members of the
     Administrator's organization (Note 4)                                 607
Distribution and service fees (Note 5)                                 230,258
Transfer and dividend disbursing agent fees                             41,583
Printing and postage                                                    35,335
Legal and accounting services                                           28,402
Registration fees                                                       17,384
Custodian fee (Note 1D)                                                 13,806
Amortization of organization expenses (Note 1E)                            576
Miscellaneous                                                           16,690
--------------------------------------------------------------------------------
Total expenses                                                   $     504,074
--------------------------------------------------------------------------------

Net investment loss                                              $    (497,332)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)              $     207,800
    Foreign currency translations                                        1,315
Net realized gain (loss) from Portfolio --
    Investment transactions (identified cost basis)                    824,385
    Foreign currency translations                                       (4,106)
--------------------------------------------------------------------------------
Net realized gain on investment transactions                     $   1,029,394
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                      $  (3,105,238)
    Foreign currency transactions                                          (77)
Change in unrealized appreciation (depreciation) from Portfolio --
    Investment transactions                                         (2,306,027)
    Foreign currency transactions                                           (3)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments from Portfolio                                   $  (5,411,345)
--------------------------------------------------------------------------------

Net realized and unrealized loss on investments                  $  (4,381,951)
--------------------------------------------------------------------------------

Net decrease in net assets resulting from operations             $  (4,879,283)
--------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets


Increase (Decrease)                                   Year Ended               Year Ended
in Net Assets                                         August 31, 1997          August 31, 1996
---------------------------------------------------------------------------------------------------
From operations --
     Net investment loss                                 $      (497,332)          $     (243,462)
     Net realized gain on investments                          1,029,394                3,284,714
     Net change in unrealized
         appreciation (depreciation)                          (5,411,345)               2,237,334
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from operations                                     $    (4,879,283)          $    5,278,586
---------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
     From net realized gain on investments               $    (4,169,529)          $     (821,177)
---------------------------------------------------------------------------------------------------
Total distributions to shareholders                      $    (4,169,529)          $     (821,177)
---------------------------------------------------------------------------------------------------

Transactions in shares of beneficial
     interest (Note 3) --

     Proceeds from sale of shares                        $    22,007,503           $    7,441,573
     Net asset value of shares issued
         to shareholders in payment of
         distributions declared                                2,940,572                  639,300
     Cost of shares redeemed                                 (13,363,551)              (7,668,233)
---------------------------------------------------------------------------------------------------
Net increase in net assets from
     Fund share transactions                             $    11,584,524           $      412,640
---------------------------------------------------------------------------------------------------

Net increase in net assets                               $     2,535,712           $    4,870,049
---------------------------------------------------------------------------------------------------


Net Assets
---------------------------------------------------------------------------------------------------
At beginning of period                                   $    20,128,782           $   15,258,733
---------------------------------------------------------------------------------------------------
At end of period                                         $    22,664,494           $   20,128,782
---------------------------------------------------------------------------------------------------


Accumulated net
investment loss
included in net assets
---------------------------------------------------------------------------------------------------
At end of period                                         $        (1,708)          $     (243,462)
---------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Year Ended August 31,
                                                                ----------------------------------------------------
                                                                   1997                  1996           1995 *
--------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                           $ 21.580              $16.420        $14.890
--------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                               $ (0.248)             $(0.261)       $(0.100)++
Net realized and unrealized gain (loss) on investments              (2.427)               6.371          1.630++
--------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                               $ (2.675)             $ 6.110        $ 1.530
--------------------------------------------------------------------------------------------------------------------

Less distributions:
--------------------------------------------------------------------------------------------------------------------
In excess of net investment loss                                  $     --              $    --        $    --
From net realized gain on investments                               (3.335)              (0.950)            --
In excess of net realized gain on investments                           --                   --             --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (3.335)             $(0.950)       $    --
--------------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                  $ 15.570              $21.580        $16.420
--------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                   (14.49)%              39.69%         10.28%
--------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                           $ 22,664              $20,129        $15,259
Ratio of net expenses to average daily net assets/(2)/                2.44%+               2.49%          2.43%+
Ratio of net expenses to average daily net assets after
    custodian fee reduction/(2)/                                      2.40%+               2.47%            --
Ratio of net investment loss to average daily net assets             (1.92)%+             (1.60)%        (0.74)%+
Portfolio Turnover/(3)/                                                 --                   86%            49%
--------------------------------------------------------------------------------------------------------------------
Average commission rate paid/(4)/                                       --              $0.0382             --
--------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios/Supplemental Data:
    Expenses                                                            --                   --             --
    Net investment loss                                                 --                   --             --
Net investment loss per share                                           --                   --             --
--------------------------------------------------------------------------------------------------------------------

                                                                          Year Ended September 30,
                                                                --------------------------------------------
                                                                     1994           1993          1992
------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of period                            $ 13.240       $11.850        $11.140
------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------
Net investment loss                                                $ (0.050)      $(0.090)       $(0.083)
Net realized and unrealized gain (loss) on investments                2.650         1.480          1.103
------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                $  2.600       $ 1.390        $ 1.020
------------------------------------------------------------------------------------------------------------

Less distributions:
------------------------------------------------------------------------------------------------------------
In excess of net investment loss                                   $ (0.020)      $    --        $(0.250)
From net realized gain on investments                                   --             --         (0.060)
In excess of net realized gain on investments                        (0.930)           --             --
------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.950)      $    --        $(0.310)
------------------------------------------------------------------------------------------------------------

Net asset value -- End of period                                   $ 14.890       $13.240        $11.850
------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                     20.47%        11.73%          9.44%
------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                            $ 13,055       $ 5,792        $ 3,775
Ratio of net expenses to average daily net assets/(2)/                 2.64%         3.15%          3.26%
Ratio of net expenses to average daily net assets after
    custodian fee reduction/(2)/                                         --            --             --
Ratio of net investment loss to average daily net assets              (0.96)%       (0.92)%        (0.67)%
Portfolio Turnover/(3)/                                                  17%           57%            32%
------------------------------------------------------------------------------------------------------------
Average commission rate paid/(4)/                                        --            --             --
------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios/Supplemental Data:
    Expenses                                                             --          3.90%          4.65%
    Net investment loss                                                  --         (1.67)%        (2.06)%
Net investment loss per share                                            --       $(0.210)       $(0.240)
------------------------------------------------------------------------------------------------------------

+     Annualized.
++    Computed using average shares outstanding throughout the period.
*     For the eleven months ended August 31, 1995.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the ex-dividend date. Total return is not computed on an annualized basis.
/(2)/ The expense ratios for the year ended August 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before August 31, 1995 have not been adjusted to reflect this change.
/(3)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The Portfolio Turnover for the period since the Fund transferred substantially all of its assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
/(4)/ Average commission rate paid is computed dividing the total dollar amount of commissions paid during the period in which the fund was making investments directly in securities by the total number of shares purchased and sold during the period for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions were charged.

                       See notes to financial statements

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS




1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  EV Marathon Worldwide Developing Resources Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. On April 10, 1997, the Fund transferred substantially all of its investable assets to the Worldwide Developing Resources Portfolio (the Portfolio). The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (73.9% at August 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  On June 23, 1997, the Board of Trustees of the Trust adopted a multiple class plan for the Fund which permits the Fund to issue more than one class of shares. Initially, the Fund will offer two classes of shares. Effective September 1, 1997, the existing shares of the Fund will be designated Class B shares. On June 23, 1997, the Board of Trustees also approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the Fund will acquire substantially all of the assets and liabilities of the EV Traditional Worldwide Developing Resources Fund. The transaction will be structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. As a result of the reorganization, shareholders of the Traditional Fund will receive Class A shares of the Fund. The reorganization will occur after the close of business, August 31, 1997.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

  E Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis. Gain or loss on the sale of investments is determined on the identified cost basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct and allocated expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  net asset value as of the close of business on the ex-dividend date.

  The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                    Year Ended August 31,

                                 1997                   1996
-----------------------------------------------------------------
Shares sold
                               1,108,712                 409,901

Shares issued to
  shareholders in
  reinvestment of
  distributions                  154,604                  42,310

Shares redeemed                 (740,328)               (448,638)
-----------------------------------------------------------------


Net Increase                     522,988                   3,573
-----------------------------------------------------------------


4 Transactions with Affiliates
  -----------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee.

  Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $882,000 as its portion of the sales charge on sales of Fund shares for the year ended August 31, 1997.

  Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations.

5 Distribution Plan
  ------------------------------------------------------------------------------
  The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
  (i) 5% of the aggregate amount received by the Fund for the shares sold plus,
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6), and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $194,212 as payable to EVD for the period ended August 31, 1997, representing 0.75% (annualized) of average daily net assets. At August 31, 1997, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $882,130.

  In addition, the Plan authorizes the Fund to make monthly payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum, of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 1997 amounted to $36,046.


6 Contingent Deferred Sales Charge
  -----------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 1997, EVD received approximately $169,436 of CDSC paid by shareholders.

7 Investment Transactions
  -----------------------------------------------------------------------------
  For the year ended August 31, 1997, increases and decreases in the Fund's investment in the Portfolio aggregated $4,288,303 and $7,347,257, respectively.

8 Subsequent Event
  -----------------------------------------------------------------------------
  Effective September 1, 1997 the EV Marathon Worldwide Developing Resources Fund will change its name to Eaton Vance Worldwide Developing Resources Fund and the shares of the Fund will be designated Class B shares. One additional class of shares will also be offered.

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of EV Marathon
Worldwide Developing Resources Fund
-------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of EV Marathon Worldwide Developing Resources Fund (the Fund) (one of the series of Eaton Vance Growth Trust) as of August 31, 1997, and the related statement of operations for year then ended, the statement of changes in net assets for the years ended August 31, 1997 and 1996 and the financial highlights for the years ended August 31, 1997 and 1996, the eleven months ended August 31, 1995, and for each of the years in the three year period ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of EV Marathon Worldwide Developing Resources Fund at August 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP
                                              Boston, Massachusetts
                                              October 10, 1997

Worldwide Developing Resources Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS
(Expressed in United States Dollars)


Common Stocks -- 82.7%

Security                                        Shares             Value
--------------------------------------------------------------------------------
Metals - Gold -- 25.4%
--------------------------------------------------------------------------------
Argosy Mining Corp.*                            100,000            $    54,010
Ashanti Goldfields Co., Ltd.*                     8,889                 90,821
Barrick Gold Corp.*                              15,000                341,250
Bema Gold Corp.                                  20,000                105,000
Cambior Inc.                                     17,000                182,750
Canarc Resource Corp.                           150,000                 63,735
Crystallex International Corp.*                 150,000                740,625
Dayton Mining Corp.                             100,000                318,750
Eldorado Gold Corp., Ltd.*                       60,000                168,941
Etruscan Enterprises, Ltd.                      150,000                669,795
Getchell Gold Corp.                              15,000                510,000
Global Pacific Minerals, Inc.                   200,000                144,040
Golden Gram Resources, Inc.                     250,000                288,075
Gran Colombia Resources, Inc.*                  100,000                 23,764
Greenstone Resources, Ltd.                       50,000                475,000
International Ballatar Resources Inc.           300,000                408,360
Intrepid Minerals Corp.                         300,000                101,537
Kazakhstan Minerals Corp.                        40,000                 42,000
Meridian Gold                                   120,000                535,836
Minorca Resources Inc.                           50,000                 45,010
Nevada Pacific Mining Co.+++                     40,000                300,000
Queenstake Resources, Ltd.                      150,000                187,965
Repadre Capital Corp.                            70,000                378,112
Rio Narcea Gold Mines Ltd.*                     120,000                380,268
Romarco Minerals, Inc.*                         100,000                298,851
South Pacific Resources Corp.*                  100,000                 32,410
Southwestern Gold Corp.*                         40,000                239,112
Steppe Gold Resources, Ltd.                     200,000                 60,480
Sutton Resources Ltd.                            20,000                189,418
Tombstone Explorations Co., Ltd.*               225,000                259,268
Triton Mining Corp.                              80,000                115,232
TVX Gold, Inc.                                   50,000                259,375
--------------------------------------------------------------------------------
                                                                   $ 8,009,790
--------------------------------------------------------------------------------

Metals - Industrial -- 13.6%
--------------------------------------------------------------------------------
AMT International Mining Corp.*                 817,200            $   517,860
Billiton, PLC                                    75,000                291,870
Colossal Resources Corp.                        120,000                138,744
Corriente Resources, Inc.*                      159,500                287,180
First Quantum Minerals                          100,000                276,560
Freeport McMoran Copper & Gold, Inc.             16,300                436,025
Inco, Ltd.                                        5,600                151,550
Ispat International                              15,000                402,188
Nucor Corp.                                       5,000                283,438
Oregon Metallurgical                             30,000                660,000
Steel Dynamics                                   20,000                505,000
Tiomin Resources, Inc.*                         200,000                316,880
--------------------------------------------------------------------------------
                                                                   $ 4,267,295
--------------------------------------------------------------------------------

Metals and Minerals -- 2.6%
--------------------------------------------------------------------------------
Diamondworks, Ltd.+++                           150,000            $   175,005
Namibian Minerals Corp.                          75,000                276,563
Potash Corp. of Saskatchewan                      5,000                369,688
--------------------------------------------------------------------------------
                                                                   $   821,256
--------------------------------------------------------------------------------

Oil and Gas - Equipment and Services -- 1.1%
--------------------------------------------------------------------------------
Noble Drilling Corp.                             12,000            $   341,250
--------------------------------------------------------------------------------
                                                                   $   341,250
--------------------------------------------------------------------------------

Oil and Gas - Exploration and Production -- 39.5%
--------------------------------------------------------------------------------
Abacan Resources Corp.                           85,000            $   233,750
American Exploration Co.                         60,000              1,012,500
Anadarko Petroleum Corp.                         10,700                785,781
Arakis Energy Corp.                             200,000                725,000
Beau Canada Exploration, Ltd.*                  170,000                389,351
Cairn Energy USA, Inc.                           60,000                686,250
Coho Energy Inc.                                 75,000                731,250
Enserch Exploration, Inc.                        35,000                315,000
Evergreen Resources, Inc.                        15,000                202,500
FX Energy, Inc.                                  70,000                638,750
Harcor Energy Inc.                              135,000                683,438
Mercantile International Petroleum*             400,000                384,000
Meridian Resource Corp.                          50,000                546,875
Nevsun Resources, Ltd.                           40,000                149,804
Pease Oil and Gas Co.                           150,000                375,000
Petsec Energy Ltd., ADR                          28,000                682,500
Probe Exploration Inc.                          100,000                316,890
Ranger Oil Ltd.                                  75,000                726,563
Seven Seas Petroleum Co.*                        45,000                612,000
Swift Energy Co.                                 25,000                648,438
TransTexas Gas Corp.                             17,000                244,375
Triton Energy Ltd.                                8,700                334,950
Tusk Energy, Inc.*                              400,000                409,030
United Meridian Corp.                             5,000                195,938
Vastar Resources Inc.                            10,000                426,875
--------------------------------------------------------------------------------
                                                                   $12,456,808
--------------------------------------------------------------------------------

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

(Expressed in United States Dollars)

Security                                        Shares             Value
--------------------------------------------------------------------------------

Paper and Forest Products -- 0.5%
--------------------------------------------------------------------------------
Saint Laurent Paperboard Inc.                    10,000            $   170,309
--------------------------------------------------------------------------------
                                                                   $   170,309
--------------------------------------------------------------------------------

Total Common Stocks
    (identified cost $26,318,377)                                  $26,066,708
--------------------------------------------------------------------------------
Warrants -- 2.6%

Security                                        Shares             Value
--------------------------------------------------------------------------------
Metals - Gold -- 1.8%
--------------------------------------------------------------------------------
Argosy Mining Corp.                              50,000            $        --
Black Swan Gold Mines, Ltd.                     200,000                115,364
Canarc Resource Corp.                            75,000                     --
Etruscan Enerprises, Ltd.                       100,000                140,477
Golden Gram Resources, Inc.                     250,000                     --
Gran Colombia Resources, Inc.                    50,000                     --
Intrepid Minerals Corp.                         150,000                     --
Minorca Resources Inc.                           12,500                     --
Queenstake Resources, Ltd.                       75,000                     --
Quincunx Gold Exploration+++*                   300,000                324,056
Steppe Gold Resources, Ltd.                     100,000                     --
--------------------------------------------------------------------------------
                                                                   $   579,897
--------------------------------------------------------------------------------

Metals - Industrial -- 0.2%
--------------------------------------------------------------------------------
First Quantum Minerals                           50,000            $        --
Panorama Resources                              400,000                 54,394
--------------------------------------------------------------------------------
                                                                   $    54,394
--------------------------------------------------------------------------------

Metals and Minerals -- 0.6%
--------------------------------------------------------------------------------
Diamondworks, Ltd.                              150,000            $   174,990
--------------------------------------------------------------------------------
                                                                   $   174,990
--------------------------------------------------------------------------------

Oil and  Gas - Exploration and Production -- 0.0%
--------------------------------------------------------------------------------
Seven Seas Petroleum Co.                          5,000            $        --
--------------------------------------------------------------------------------

Total Warrants (identified cost $1,038,604)                        $   809,281
--------------------------------------------------------------------------------
Commercial Paper -- 10.8%
                                               Principal
                                               Amount
Security                                       (000 omitted)       Value
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.53%, 9/3/97           $  1,079            $ 1,078,337
General Electric Capital Corp., 5.6%, 9/2/97        320                319,851
Norwest Financial Inc., 5.55%, 9/3/97             1,000                999,383
Prudential Funding Corp., 5.54%, 9/3/97           1,000                999,384
--------------------------------------------------------------------------------

Total Commercial Paper
    (amortized cost $3,396,955)                                    $ 3,396,955
--------------------------------------------------------------------------------

Total Investments -- 96.1%
    (identified cost $30,753,936)                                  $30,272,944
--------------------------------------------------------------------------------

Other Assets, Less Liabilities -- 3.9%                             $ 1,235,918
--------------------------------------------------------------------------------

Net Assets -- 100%                                                 $31,508,862
--------------------------------------------------------------------------------

ADR -- American Depositary Receipt
*   Foreign Security
+++ Restricted Security

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS

Statement of Assets and Liabilities


As of August 31, 1997
(Expressed in United States Dollars)
Assets
--------------------------------------------------------------------------------
Investments, at value (Note 1A)
    (identified cost, $30,753,936)                           $30,272,944
Cash                                                                 400
Receivable for investments sold                                2,546,949
Interest and dividends receivable                                  2,325
Deferred organization expenses (Note 1F)                          13,812
--------------------------------------------------------------------------------
Total assets                                                 $32,836,430
--------------------------------------------------------------------------------


Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                            $ 1,292,860
Accrued expenses                                                  34,708
--------------------------------------------------------------------------------
Total liabilities                                            $ 1,327,568
--------------------------------------------------------------------------------
Net Assets applicable to investors' interest
    in Portfolio                                             $31,508,862
--------------------------------------------------------------------------------


Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and                  $31,989,854
    withdrawals
Net unrealized depreciation of investments (computed
    on the basis of identified cost)                            (480,992)
--------------------------------------------------------------------------------
Total                                                        $31,508,862
--------------------------------------------------------------------------------


Statement of Operations


For the period ended
August 31, 1997 *
(Expressed in United States Dollars)
Investment Income (Note 1G)
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $2,310)                     $    19,005
Interest income                                                   18,374
--------------------------------------------------------------------------------
Total income                                                 $    37,379
--------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)                              $    81,301
Custodian fee (Note 1I)                                           21,786
Legal and accounting services                                     17,696
Amortization of organization expenses (Note 1F)                    1,188
Miscellaneous                                                      7,733
--------------------------------------------------------------------------------
Total expenses                                               $   129,704
--------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)                     $     4,064
--------------------------------------------------------------------------------
Total expense reductions                                     $     4,064
--------------------------------------------------------------------------------

Net expenses                                                 $   125,640
--------------------------------------------------------------------------------

Net investment loss                                          $   (88,261)
--------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)          $   844,696
    Foreign currency translations                                 (4,744)
--------------------------------------------------------------------------------
Net realized gain on investments                             $   839,952
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                      $  (480,992)
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         $  (480,992)
--------------------------------------------------------------------------------


Net realized and unrealized gain on investments              $   358,960
--------------------------------------------------------------------------------


Net increase in net assets resulting from operations         $   270,699
--------------------------------------------------------------------------------


* For the period from the start of business April 10, 1997, to August 31, 1997.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets  (Expressed in United States Dollars)


Increase (Decrease)                                   For the period ended
in Net Assets                                         August 31, 1997 *
--------------------------------------------------------------------------------
From operations --
    Net investment loss                                      $   (88,261)
    Net realized gain on investments                             839,952
    Net change in unrealized                                    (480,992)
        appreciation (depreciation)
--------------------------------------------------------------------------------

Net increase in net assets from operations                   $   270,699
--------------------------------------------------------------------------------
Capital transactions --
    Contributions                                            $38,738,578
    Withdrawals                                               (7,500,415)
--------------------------------------------------------------------------------

Net increase in net assets from capital transactions         $31,238,163
--------------------------------------------------------------------------------


Net increase in net assets                                   $31,508,862
--------------------------------------------------------------------------------


Net Assets
--------------------------------------------------------------------------------
At beginning of period                                       $        --
--------------------------------------------------------------------------------

At end of period                                             $31,508,862
--------------------------------------------------------------------------------


* For the period from the start of business, April 10, 1997, to August 31, 1997.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data  (Expressed in United States Dollars)


                                                           For the Period Ended
                                                             August 31, 1997*
-------------------------------------------------------------------------------
Ratios to average daily net assets
-------------------------------------------------------------------------------
Expenses                                                                 1.19%+
Net expenses, after custodian fee reduction                              1.15%+
Net investment loss                                                     (0.81)%+
Portfolio Turnover                                                         63%
-------------------------------------------------------------------------------

Average commission rate (per share)/(1)/                         $     0.0325
-------------------------------------------------------------------------------

Net assets, end of period (000s omitted)                         $     31,509
-------------------------------------------------------------------------------

+     Annualized.
* For the period from the start of business, April 10, 1997, to August 31, 1997.
/(1)/ Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                       See notes to financial statements

Worldwide Developing Resources Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS
(Expressed in United States Dollars)

1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Worldwide Developing Resources Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. Investment operations began on April 10, 1997, with the acquisition of net assets of $26,141,520 in exchange for an interest in the Portfolio by one of the Portfolio's investors. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Securities listed on securities exchanges or in the NASDAQ National Market System are valued at closing sale prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates the value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

  B Income Taxes -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  C Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either of cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuation in foreign currency exchange rates are not separately disclosed.

  E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

Worldwide Developing Resources Portfolio as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D
(Expressed in United States Dollars)


  F Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  G Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Interest income is determined on the basis of interest accrued. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.

  H Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expense in the statement of operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 1997, the adviser fee was 0.75% (annualized) of average net assets.

  Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustee Deferred

  Compensation Plan. For the period ended August 31, 1997 no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations.


3 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the $120 million line of credit is allocated among the participating funds and portfolios at the end of each quarter. The Fund did not have significant borrowings or allocated fees during the period ended August 31, 1997.


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 1997, as computed on a federal income tax basis, are as follows:


    Aggregate cost                             $30,753,936
    -------------------------------------------------------
    Gross unrealized appreciation              $ 4,683,237

    Gross unrealized depreciation               (5,164,229)
    -------------------------------------------------------

    Net unrealized depreciation                $  (480,992)
    -------------------------------------------------------







5 Investment Transactions
  ------------------------------------------------------------------------------
  Purchases and sales of investments, other than short-term obligations, aggregated $9,365,660 and $8,881,923, respectively.

Worldwide Developing Resources Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Worldwide Developing Resources Portfolio
-----------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Worldwide Developing Resources Portfolio (the Portfolio) as of August 31, 1997, and the related statement of operations, the statement of changes in net assets and the supplementary data for the period from April 10, 1997, (start of business) to August 31, 1997 (all expressed in United States Dollars). These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of August 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Portfolio at August 31, 1997, and the results of its operations, the changes in its net assets and its supplementary data for the period from April 10, 1997, (start of business) to August 31, 1997 (all expressed in United States Dollars), in conformity with accounting principles generally accepted in the United States of America.

                         DELOITTE & TOUCHE
                         Grand Cayman, Cayman Islands
                         British West Indies
                         October 10, 1997

EV Marathon Worldwide Developing Resources Fund as of August 31, 1997

INVESTMENT MANAGEMENT


EV Marathon Worldwide Developing Resources Fund

Officers

James B. Hawkes
President and Director

M. Dozier Gardner
Vice President

William D. Burt
Vice President and
Co-Portfolio Manager

Barclay Tittmann
Vice President and
Co-Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Worldwide Developing Resources Portfolio

Officers

James B. Hawkes
President and Trustee

M. Dozier Gardner
Vice President

William D. Burt
Vice President and
Co-Portfolio Manager

Barclay Tittmann
Vice President and
Co-Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

                      This Page Intentionally Left Blank

Investment Advisor of
Worldwide Developing Resources Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of
EV Marathon Worldwide
Developing Resources Fund
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


EV Marathon
Worldwide Developing Resources Fund
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

                                                                   M-DRSRC-11/97